IPC FUNDS
                                WWW INTERNET FUND
                                GROWTH FLEX FUND
                            MARKET OPPORTUNITIES FUND

                     REVISED SUPPLEMENT DATED JULY 30, 2004
                      TO PROSPECTUS DATED OCTOBER 28, 2003


         IPC Funds (the "Trust") consists of three series of shares: WWW Internet Fund, Growth Flex Fund and Market Opportunities Fund (each a "Fund" and together the "Funds"). This Supplement contains information related to each Fund.

         BOARD REVIEW OF FUTURE OPERATIONS OF THE TRUST

         In recent weeks the board of trustees of the Trust (the "Board"), including the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of IPC Advisors, Inc. (the "Independent Trustees"), have undertaken a review and evaluation of the future operations of the Trust in light of the size of the Funds, the current expense ratios of the Funds, and the investment performance of the Funds. In conducting this review, the Board has evaluated a considerable amount of information, including written reports prepared by IPC Advisors, Inc. (the "Adviser") at the request of the Independent Trustees addressing, among other things: (1) past performance of WWW Internet Fund, (2) an action plan to improve future investment performance for WWW Internet Fund, (3) a detailed action plan to increase sales of shares of all three Funds, (4) a plan to finance future share sales efforts, and (5) a detailed plan to lower the expense ratios of the Funds. This process included holding a number of Board meetings to evaluate and discuss this information and to assess the future viability of each of the Funds.

         The Board, including all of the Independent Trustees, has determined that the long-term interests of shareholders of each Fund would be best served if the Funds do not continue operations in their present form and if each Fund is either acquired by (or merged into) another similar mutual fund or is liquidated. The Board is now considering acquisition or liquidation options for each Fund. Although the timing for effecting the foregoing changes has not yet been established, the Board seeks to develop and implement acquisition or liquidation plans for each Fund over the next four to twelve weeks. Additional information will be provided as soon as it is available.





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         INTERIM MANAGEMENT AGREEMENT FOR WWW INTERNET FUND

         At a meeting held on July 19, 2004, the Board, including a majority of the Independent Trustees, approved an interim investment management agreement between the Trust, on behalf of WWW Internet Fund, and the Adviser (the "Interim Agreement"). The Board took this action because the formula in the current management agreement between the Trust and the Adviser as it relates to WWW Internet Fund (the "Internet Fund Agreement") for calculating the monthly performance adjustment to the investment management fee payable to the Adviser may not meet certain technical legal requirements. Therefore, the Board terminated the Internet Fund Agreement and approved the Interim Agreement for the period starting with the date of this supplement until the earlier of the date that WWW Internet Fund is acquired or liquidated or December 26, 2004. An interim management agreement of this type does not need shareholder approval.

         The Interim Agreement contains the same terms and conditions as the Internet Fund Agreement, with the exception of its effective and termination dates, provisions related to the investment advisory fee to be paid by WWW Internet Fund (which are described below), additional provisions clarifying the responsibilities of the Adviser, and other differences in terms and conditions that the Board, including a majority of the Independent Trustees, found to be immaterial.

         Under the Interim Agreement, WWW Internet Fund will pay the Adviser a monthly advisory fee calculated at an annual rate of 0.50% of the Fund's average daily net assets during such month.

         FUNDS CLOSED TO NEW PURCHASES

         Under the current circumstances, the Trust has closed each Fund to new purchasers effective as of the close of business on July 30, 2004, and has instructed the Trust's underwriter, Interactive Planning Corp., to take appropriate actions to implement this decision.

         EARLY REDEMPTION AND SHORT-TERM TRADING FEES

         As of the close of business on July 30, 2004, the Trust will not impose the early redemption fees described on pages 32 and 33 of its October 28, 2003 prospectus or the short-term trading fees described on page 33 of that prospectus.



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